UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):     September 27, 2004

                         AMALGAMATED TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-25007                                       65-0656268
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  (Commission File Number)                  (IRS Employer Identification No.)


 153 EAST 53RD ST., 48TH FL., NEW YORK, NY                         10022
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 (Address of Principal Executive Offices)                        (Zip Code)

                                 (212) 521-5180
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 29, 2004, Amalgamated Technologies, Inc. (the "Company") signed a Management Agreement with Trinad Management, LLC ("Trinad") pursuant to which Trinad agreed to provide the Company with management services (the "Management Services"), including without limitation, (i) the completion of and filing of all the necessary forms and applications with governmental or regulatory authorities; (ii) the identification, negotiation, structuring and closing of a merger transaction with a suitable target company; (iii) investor relations services; (iv) maintenance of books, accounts and records required by governmental or regulatory authorities; and (v) the provision of Trinad employees and personnel necessary to effectuate the foregoing Management Services. As consideration for such Management Services the Company shall pay Trinad a monthly management fee of $30,000. Trinad and its affiliates collectively own approximately 37.5% of the Company's issued and outstanding Common Stock. A copy of the Management Agreement is attached as Exhibit 10.1 to this report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 27, 2004, the Board of Directors of the Company appointed Irwin Gross, Jay Wolf and David Goddard to the Board of Directors.

Mr. Gross has been the Chief Executive Officer and Chief Financial Officer of the Company since April 2004. Mr. Gross has over 25 years experience as an investor and senior executive. Mr. Gross is the founder and Chairman of Ocean Castle Partners, LLC, a merchant banking firm. Ocean Castle's investment activities concentrate on the identification, financing and acquisition of interests in companies or assets whose intrinsic values are not properly reflected in their share price or value. Mr. Gross has founded several successful businesses and led a series of investments and buyout transactions in companies such as Global Technologies, Inc. (f.k.a. Interactive Flight Technologies), ICC Technologies, Inc., Rare Medium Group Inc. (NASADQ: RRRR), International Mobile Machines, Inc. (now called InterDigital Communications Corporation, NASDAQ: IDCC) and Powerspectrum Technologies, Ltd. Mr. Gross currently serves as Chairman of both The Network Connection Inc., UK, a provider of broadband entertainment and information systems for passenger trains and its parent company TNX Television Holdings, Inc. (OTCBB: TNXT). Mr. Gross has generously endowed Temple University's Irwin Lee Gross E-Business Institute, dedicated to Masters and Undergraduate programs in e-commerce. Mr. Gross received his Bachelor of Science in Accounting from Temple University and his Juris Doctorate from Villanova University.

Mr. Wolf has been the Secretary of the Company since April 2004. Mr. Wolf has nine years of investment and operations experience in a broad range of industries. Mr. Wolf's investment experience includes: senior and subordinated debt, private equity (including leveraged transactions), mergers & acquisitions and public equity investments. Prior to joining Trinad Capital, L.P., a hedge fund dedicated to investing in micro-cap companies, Mr. Wolf served as the Executive Vice President of Corporate Development for Wolf Group Integrated Communications Ltd. where he was responsible for the company's acquisition program. Prior to that he worked at CCFL Ltd., a Toronto-based merchant bank in the senior debt department and subsequently for Trillium Growth, the firm's venture capital fund. He currently sits on the Board of Absolute Quality Inc. Mr. Wolf received a Bachelor of Arts from Dalhousie University.

Mr. Goddard has over 25 years of merchant banking and capital markets experience. He is currently a Partner in Macluan Capital Corporation overseeing the Los Angeles office. From 1998 to 2001 Mr. Goddard was a Senior Managing Director and head of the Private Equity Capital Markets Group at Bear Stearns & Co. where he was responsible for raising private equity for the firm's clients on a global basis. While at Bear Stearns he helped to raise over $4 billion of capital for clients. From 1996-1998, Mr. Goddard was a Managing Director and head of the Private Capital Markets Group at BancBoston Robertson Stephens, where in addition to managing the firm's private equity and debt placement business, he managed the firm's private subordinated debt underwriting book and oversaw the group's private equity co-investment portfolio. Previously, he was a Managing Director at Chase Securities, Inc. Mr. Goddard holds a Masters in Business Administration from New York University and a Bachelor of Arts from St. Lawrence University.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

On September 27, 2004, the Board of Directors of the Company amended Article III, Section 1 of the Company's Bylaws to provide that the number of directors that shall constitute the entire Board of Directors shall be four. Previously,
Article III, Section 1 of the Company's Bylaws provided that the number of directors that constituted the entire Board of Directors was three. A copy of the amendment to the Bylaws of the Company is attached as Exhibit 3.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C) EXHIBITS.

EXHIBIT         DESCRIPTION

3.1             Amendment to the Company's Bylaws
10.1            Management Agreement by and among the Company and Trinad

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2004                       AMALGAMATED TECHNOLOGIES, INC.

                                             By:    /S/ ROBERT ELLIN
                                             Name:  ROBERT ELLIN
                                             Title: PRESIDENT